EXHIBIT 10.9

                         WARP TECHNOLOGY HOLDINGS, INC.

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                               STOCK OPTION GRANT
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         Under the WARP Technology Holdings, Inc. 2002 Stock Incentive Plan this
STOCK OPTION GRANT, dated as of ___________, 2002 (the "Date of Grant"), is granted by WARP Technology Holdings, Inc. (the "Company") to ______________ (the "Optionee"), whose status under the WARP Technology Holdings, Inc. 2002 Stock Incentive Plan is described on the Signature Page hereof.

         WHEREAS, the Optionee is now an employee or director of the Company or a parent or subsidiary thereof, or an attorney, consultant, adviser or other provider of services to the Company or parent or subsidiary thereof and the Company desires to have the Optionee remain in its employ or service and desires to encourage stock ownership by the Optionee and to increase the Optionee's proprietary interest in the Company's success; and as an inducement thereto has determined to grant to the Optionee the option herein provided for, so that the Optionee may thereby be assisted in obtaining an interest, or an increased interest, as the case may be, in the stock ownership of the Company;

         NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the parties hereto hereby agree as follows:

         1. Grant. Pursuant to the WARP Technology Holdings, Inc. 2002 Stock Incentive Plan (the "Plan"), the Company hereby grants to the Optionee an option (the "Option") to purchase _________ Shares of the Company's common stock $.00001 par value per share (the "Option Shares") at the price of $. ___ per share (the "Purchase Price" or "Exercise Price"). Both the Purchase Price and the number of Option Shares purchasable may be adjusted pursuant to Paragraph 10 hereof.

         2. Terms of the Plan. The Plan, a copy of which is attached hereto, is incorporated herein by reference and is made a part of this Agreement as if fully set forth herein. This Agreement is subject to, and the Company and the Optionee agree to be bound by, all of the terms and conditions of the Plan as the same exists at the time this Agreement was entered into. The Plan shall control in the event there is any express conflict between the Plan and the terms hereof, and on such matters that are not expressly covered in this Agreement. Subsequent amendments of the Plan shall not adversely affect the Optionee's rights under this Agreement.

         3. Term and Vesting. (a) The option period ("Term") of each Option shall commence on the Date of Grant and expires at 5:00 p.m. Eastern Standard Time on the __ anniversary of the Date of Grant (the "Expiration Date"), except as provided in Paragraph 8 hereof.

         (b) The Options granted herein shall vest in accordance with the following formula:

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         (i)      [one-third (1/3) of the Options granted shall vest on the Date of Grant;

         (ii) an additional one-third (1/3) of the Options granted shall vest upon the date that is twelve (12) months from the Date of Grant; and

         (iii) an additional one-third (1/3) of the Options granted shall vest upon the date that is twenty-four (24) months from the Date of Grant.]

         4. Exercise of Option. During the Optionee's life, this Option may only be exercised by him or her. This Option may only be exercised by presentation at the principal offices of the Company of written notice to the Company's Secretary advising the Company of the Optionee's election to purchase Option Shares, specifying the number of Option Shares being purchased, accompanied by payment. No Option Shares shall be issued until full payment is made therefor. Payment shall be made either (a) in cash, represented by bank of cashier's check, certified check or money order, (b) by delivering shares of the Company's Common Stock of the same class as the Option Shares, which have been beneficially owned by the Optionee, the Optionee's spouse, or both of them for a period of at least six (6) months prior to the date of exercise (the "Delivery Stock"), having a Fair Market Value on the date of exercise equal to the Purchase Price of the Option Shares being exercised and purchased under the Option, or (c) by advising the Company, at the time the Option is exercised, to withhold from exercise under the Option the appropriate number of Option Shares, the aggregate market value of which on the date of exercise of the Option is equal to the aggregate cash Purchase Price of the Option Shares being exercised and purchased under the Option, and such withholdings shall constitute full payment for the non-withheld Option Shares issued upon exercise. The Board of Directors (or by its designation, the Compensation Committee) shall have the authority to determine whether any corporate shares offered by the Optionee in payment of the Exercise Price of Option Shares are acceptable to the Company, and the Board's (or Committee's) discretion in this regard shall be absolute.

         5. Issuance of Option Shares: Restrictive Legend. (a) Upon proper exercise of this Option, the Company shall mail or deliver to the Optionee, as promptly as practicable, a stock certification or certificates representing the Option Shares purchased, subject to clause (b) below. The Company shall not be required to sell or issue any shares under the Option if the issuance of such shares shall constitute a violation of any applicable law or regulation or of any requirement of any national securities exchange upon which the Company's common stock may be listed.

         (b) Upon any exercise of this Option, if a registration statement under the Securities Act of 1933 (the "Act") is not in effect with respect to the Option Shares, then the Company shall not be required to issue any Option Shares unless the Company has received evidence reasonably satisfactory to it to the effect that the Optionee is acquiring such shares for investment purposes and not with a view to the distribution thereof. Any reasonable determination in this connection by the Company shall be final, binding and conclusive.

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         (c) Unless and until removed as provided below, each certificate evidencing unregistered Option Shares shall bear a legend in substantially the following form:

         "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by this Corporation of an opinion of counsel satisfactory to this Corporation, in form and substance satisfactory to this Corporation, that registration is not required for such sale or transfer."

         The Company shall issue a new certificate which does not contain such legend if (i) the shares represented by such certificate are sold pursuant to a registration statement (including a current prospectus) which has become effective under the Act, or (ii) the staff of the Securities and Exchange Commission shall have issued a "no action" letter, reasonably satisfactory to the Company's counsel, to the effect that such shares may be freely sold and thereafter traded publicly without registration under the Act, or (iii) the Company's counsel, or other counsel acceptable to the Company, shall have rendered an opinion satisfactory to the Company to the effect that such shares may be freely sold and thereafter publicly traded without registration under the Act. The Company may, but shall in no event be obligated to register any securities covered hereby pursuant to the Act. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of the Option or the issuance of any Option Shares to comply with any law or regulation of any governmental authority.

         6. Transfer of Option Shares. Option Shares issued upon exercise of this Option which have not been registered under the Act shall be transferable by a holder thereof only upon compliance with the conditions in this Paragraph. Before making any transfer of Option Shares, the holder of shares shall give written notice to the Company of the holder's intention to make the transfer, describing the manner and circumstances of the transfer. If in the opinion of the Company's counsel, or of other counsel acceptable to the Company, the proposed transfer may be effected without registration under the Act, the Company shall so notify the holder and the holder shall be entitled to transfer such shares as described in the holder's notice to the Company. If such counsel opines that the transfer may not be made without registration under the Act, then the Company shall so notify the holder, in which event the holder shall not be entitled to transfer the shares until (i) the Company notifies the holder that it is permissible to proceed with the transfer, or (ii) registration of the shares under the Act has become effective. The Company may issue "stop transfer" instructions to its transfer agent with respect to any or all of the Option Shares as it deems necessary to prevent any violation of the Act.

         7. Transfer or Encumbrance of this Option Prohibited. This Option may not be transferred or assigned in any manner by the Optionee, except by will or trust upon the Optionee's death or by operation of law under the laws of descent and distribution, or pursuant to a "qualified domestic relation order" as defined in the rules of the Securities and Exchange Commission. The same restriction on transfer or assignment shall apply to heirs, devises,

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beneficiaries or other persons acquiring this Option or an interest herein under such an instrument or by operation of law. Further, this Option shall not be pledged, hypothecated or otherwise encumbered, by operation of law or otherwise, nor shall it be subject to execution, attachment or similar process.

         8. Termination of Service, Death or Disability. (a) Except as may be otherwise expressly provided in this Agreement, this Option shall terminate as follows:

         (i) Upon termination of the Optionee's employment with the Company for cause;

         (ii) At the expiration of three (3) months from the date of the Optionee's resignation or termination of the Optionee's employment with the Company without cause, for any reason other than death or disability; or

         (iii) At the expiration of twelve (12) months after the death or disability of the Optionee.

         (b) "Employment with the Company" shall include employment with or service as an employee, officer or director of (or in the case of a consultant, adviser or agent, engagement by) any parent or subsidiary of the Company, and this Option shall not be affected by the Optionee's transfer of employment among the Company and any parent or subsidiary thereof. An Optionee's employment with the Company shall not be deemed interrupted or terminated by a bona fide leave of absence (such as sabbatical leave or employment by the Government) duly approved, military leave or sick leave. This Option shall not be affected in the event the Optionee suffers a significant diminution in his duties or any significant reduction in his overall compensation. After the death of the Optionee, his executors, administrators or personal representatives, or any person or persons to whom the Option may be transferred by will, trust or by the laws of descent and distribution, shall have the right, at any time prior to termination hereof, to exercise this Option pursuant to its terms.

         (c) In regard to attorneys, consultants, advisers or other providers of services, employment with the Company means that professional or other services are provided to the Company or any parent or subsidiary thereof, and employment shall be deemed to cease when the Company has given written notice that such services are no longer to be provided.

         (d) This Option confers no right upon the Optionee with respect to the continuation of his employment (or his position as an officer, director or other provider of services) with the Company or any parent or subsidiary of the Company, and shall not interfere with the right of the Company, or any parent or subsidiary of the Company, to terminate such relationship(s) at any time in accordance with law and any agreements then in force.

         9. No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to Option Shares until the date of issuance of a stock certificate for such shares. No adjustment for dividends, or otherwise, except as provided in Paragraph 10, shall be made if the record date therefor is prior to the date of exercise of such Option.


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         10. Changes in the Company's Capital Structure. The existence of this
Option shall not limit or affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Option Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. However,

         (a) If, prior to the Company's delivery of all the Option Shares subject to this Option, the Company shall effect a subdivision (split) or combination (reverse split) of shares or other capital readjustment, the payment of a common stock dividend, or other increase or reduction of a number of shares of common stock outstanding, without receiving compensation therefor in money, services or property, then (i) in the event of an increase in the number of such shares outstanding, the Purchase Price shall be proportionately reduced and the number of Option Shares then still purchasable shall be proportionately increased; and (ii) in the event of a reduction in the number of such shares outstanding, the Purchase Price payable per share shall be proportionately increased and the number of Option Shares then still purchasable shall be proportionately reduced.

         (b) Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or service either upon direct sales or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the Purchase Price or the number of Option Shares subject to this Option.

         11. Withholding Taxes. Pursuant to applicable federal and state laws, the Company may be required to collect withholding taxes upon any exercise of this Option. The Company may require, as condition to any exercise of this Option, that the Optionee concurrently pay to the Company the entire amount or portion of any taxes which the Company is required to withhold by reason of such exercise, in such amount as the Board of Directors or Compensation Committee of the Board in its discretion may determine. In lieu of part or all of any such payment, the Optionee may elect, with the consent of the Board of Directors or Compensation Committee, to have the Company withhold from the Option Shares to be issued upon exercise of this Option that number of shares having a fair market value equal to the amount which the Company is required to withhold.

         12. Notice, etc. Any Notice hereunder by the Optionee shall be given to the Company in writing, and such notice and any payment by the Optionee hereunder shall be deemed duly given or made only upon receipt thereof at the

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Company's office at 535 West 34 Street, 5th Floor, New York, New York 10001 or
at such other address as the Company may designate by notice to the Optionee. Any notice or other communication to the Optionee hereunder shall be in writing and shall be deemed duly given or made if mailed or delivered to the Optionee at the last address as the Optionee may have on file with the Company's Secretary. This Option shall be governed under and construed in accordance with the laws of State of Delaware (or applicable successor law if the Company should re-domicile). This address shall be binding on the Company and the Optionee and all successors, assigns, heirs, devisees and personal representatives thereof.

         NOTE: This Option MUST match the Control copy maintained by the Company, in all particulars.

         IN WITNESS WHEREOF, the Company, through its duly authorized officer, and the Optionee have executed this Stock Option Grant as of the Date below.


DATED: __________, 2002                     WARP TECHNOLOGY HOLDINGS, INC.


                                            By: ___________________________
                                                Karl Douglas
                                                Co-Chairman, CEO and President


                                                OPTIONEE NAME and STATUS


                                                ___________________________






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